S000093657 [Member] Performance Management - Putnam Retirement Advantage 2070 Fund	Aug. 31, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance
Performance Narrative [Text Block]
Because the fund does not have a full calendar year of performance, annual total return information is not available and therefore is not presented. You can obtain updated performance information at www.franklintempleton.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Performance Past Does Not Indicate Future [Text]	The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.
Performance One Year or Less [Text]	Because the fund does not have a full calendar year of performance, annual total return information is not available and therefore is not presented.
Performance Availability Website Address [Text]	www.franklintempleton.com